UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2004
                           ---------------------------
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                          0-26067                 87-0571300
       ------------                   -------------            --------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)



              45 Rockefeller Plaza - Suite 2000, New York, NY 10111
         ---------------------------------------------------------------
                    (Address of principal executive offices)

                                 (212) 332-3443
                              ---------------------
              (Registrant's telephone number, including area code)

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On December 13, 2004, Nanoscience Technologies, Inc. ("Registrant"), entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP ("Cornell Capital"). Pursuant to the Standby Equity Distribution Agreement, Registrant may, at its discretion and subject to certain conditions, periodically sell to Cornell Capital shares of its common stock, par value $0.001 ("Common Stock") for a total purchase price of up to $5.0 million. For each share of Common Stock purchased under the Standby Equity Distribution Agreement, Cornell Capital will pay Registrant 97% of the lowest volume weighted average price of Registrant's common stock as quoted by Bloomberg, LP on the Over-the-Counter Bulletin Board or other principal market on which the Common Stock is traded for the 5 trading days immediately following the relevant notice date. Cornell Capital will also retain 5% of each advance under the Standby Equity Distribution Agreement. Cornell Capital's obligation to purchase shares of Common Stock under the Standby Equity Distribution Agreement is subject to certain conditions, including Registrant obtaining an effective registration statement for shares of Common Stock sold under the Standby Equity Distribution Agreement, a maximum single advance amount of $250,000 in any five trading day period.

            Cornell Capital received a one-time commitment fee in the form of 125,000 shares of Common Stock (the "Fee Shares") on December 13, 2004, piggy-back registration rights with respect to such shares, and a non-refundable due diligence fee of $2,500. In addition, Registrant paid a one-time structuring fee of $15,000 to Yorkville Advisors Management, LLC and is obligated under the Standby Equity Distribution Agreement to pay Yorkville $500 upon each future advance date under the agreement.

            Registrant is also obligated to pay Newbridge Securities Corporation a fee of 5,556 shares of Common Stock equal to $10,000 of Registrant's common stock based on the volume weighted average price of the Common Stock on December 13, 2004 under a placement agent agreement relating to the Standby Equity Distribution Agreement.

            The amount of capital available under the equity line of credit will not be dependent on the price or volume of the Registrant's common stock. Cornell Capital may not own more than 9.9% of Registrant's outstanding common stock at any time. Because Cornell Capital may repeatedly acquire and sell shares, this limitation does not limit the potential dilutive effect or the total number of shares that Cornell Capital may receive under the equity line of credit.

            Registrant is obligated under the terms of a Registration Rights Agreement to prepare and file a registration statement with the Securities and Exchange Commission to register the resale of the shares of Common Stock purchased by Cornell Capital under the Standby Equity Distribution Agreement.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT/
Item 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

         As described above, the Company issued to Cornell Capital 125,000 shares of Common Stock as a commitment fee in connection with the Standby Equity Distribution Agreement on December 13, 2004 and is obligated to issue to Newbridge Securities Corporation a fee of 5,846 shares of Common Stock equal to $10,000 of Registrant's common stock based on the volume weighted average price of the Common Stock on December 13, 2004 under the placement agent agreement relating to the Standby Equity Distribution Agreement.

         On December 13, 2004, Registrant entered into a Securities Purchase Agreement with Highgate House, LP and Montgomery Equity Partners, LP, each a Delaware limited partnership (collectively, the "Investors"). Pursuant to the Securities Purchase Agreement, Registrant shall issue convertible debentures to the Investors in the original principal amount of $1,000,000. The $1,000,000 will be disbursed as follows: $500,000, within five business days of the closing date, and $500,000 within five days of the effectiveness of a registration statement related to the shares of common stock issuable upon conversion of the convertible debentures. The debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date. The debentures are secured by the assets of the Company. The debentures have a three-year term and accrue interest at 5% per year. At maturity, the outstanding principal and accrued and unpaid interest under the debentures are, at Registrant's option, to be either repaid by the Company in cash or converted into shares of Common Stock at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date.

         Registrant is obligated pursuant to the terms of an Investor Registration Rights Agreement dated as of December 13, 2004 to prepare and file with the SEC no later than 45 days from the initial closing date of the sale of the convertible debentures a registration statement on Form S-1 or Form SB-2 for the registration for the resale by the Investors of the shares of Common Stock issuable upon conversion of the Convertible Debentures and the Fee Shares. Registrant is obligated to maintain the effectiveness of this registration statement until either all of the registrable securities are eligible to be sold pursuant to Rule 144(k) of the date on which the investor shall have sold all of the Common Stock covered by such registration statement, whichever period is shorter. In the event such registration statement is not filed by the scheduled filing deadline or is not declared effective by the SEC no later than 120 days from the closing date, or if after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement, Registrant will be obligated to pay as liquidated damages to the holder, at the holder's option, either a cash amount or shares of Registrant's common stock within three business days after demand therefore, equal to 2% of the liquidated value of the Convertible debentures outstanding as liquidated damages for each 30-day period after the relevant deadline until the filing or effectiveness requirement is satisfied.

            As described above, the Company issued to Cornell Capital 125,000 shares of Common Stock as a commitment fee in connection with the Standby Equity Distribution Agreement on December 13, 2004 and is obligated to issue to Newbridge Securities Corporation a fee of 5,556 shares of Common Stock equal to $10,000 of Registrant's common stock based on the volume weighted average price of the Common Stock on December 13, 2004 under the placement agent agreement relating to the Standby Equity Distribution Agreement. Each of Cornell Capital and Newbridge Securities Corporation has represented that it

         Each of Cornell Capital, Nebridge Securities Corporation and each of the Investors has represented that it is an "accredited investor" and has agreed that the securities issued in the private placement and as otherwise described above are to bear a restrictive legend against resale without registration under the Act. The Preferred Shares and warrants were sold by Registrant pursuant to the exemption from registration afforded by Section 4(2) of the Act.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

a) Not applicable.

b) Not applicable.

c) Exhibits

    ----------------------------------------------------------------------------
    Exhibit 4.1 Standby Equity Distribution Agreement dated as of December 13, 2004 by and between Registrant and Cornell Capital Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.2                  Placement   Agent   Agreement   dated  as  of
                                 December 13, 2004 by and among Registrant, Newbridge Securities Corporation and Cornell Capital Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.3 Registration Rights Agreement dated as of December 13, 2004 by and between Registrant and Cornell Capital Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.4 Escrow Agreement dated as of December 13, 2004 by and among Registrant, Highgate House, LP, Montgomery Equity Partners, LP and David Gonzalez, Esq., as Escrow Agent.

    ----------------------------------------------------------------------------
    Exhibit 4.5 Securities Purchase Agreement dated as of December 13, 2004 by and among Registrant, Highgate House, LP and Montgomery Equity Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.6 Security Agreement dated as of December 13, 2004 by and among Registrant, Highgate House, LP and Montgomery Equity Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.7                  Investor  Registration Rights Agreement dated
                                 as  of   December   13,  2004  by  and  among
                                 Registrant, Highgate House, LP and Montgomery Equity Partners, LP.

    ----------------------------------------------------------------------------
    Exhibit 4.8 Escrow Agreement dated as of December 13, 2004 by and among Registrant, Cornell Capital Partners, LP and David Gonzalez, Esq., as Escrow Agent.

    ----------------------------------------------------------------------------
    Exhibit 4.9 Irrevocable Transfer Agent Instructions by and between Registrant and Continental Stock Transfer & Trust Company.

    ----------------------------------------------------------------------------
    Exhibit 4.10                 Form of 5% Secured  Convertible  Debenture in
                                 connection   with  the  Securities   Purchase
                                 Agreement.

    ----------------------------------------------------------------------------
    Exhibit 4.11                 Form of Warrant to purchase  common  stock in
                                 connection   with  the  Securities   Purchase
                                 Agreement.
    ----------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Nanoscience Technologies, Inc.


Date: December 17, 2004                 By: /s/ David Rector
                                            -----------------------------------
                                            David Rector
                                            Chief Executive Officer